UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      November 9, 2004 (November 3, 2004)

                                  GenTek Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                001-14789             02-0505547
-----------------------           ------------         ------------------
(State or other                   (Commission             (IRS Employer
jurisdiction of                   File Number)         Identification No.)
incorporation)


         90 East Halsey Road, Parsippany, NJ                 07054
       ----------------------------------------            ----------
       (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code   (973) 515-3221

                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

                  On November 3, 2004, GenTek Inc. (the "Company") issued a press release relating to its retention of Goldman, Sachs & Co. to assist the Company in exploring strategic alternatives. A copy of the related press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release, dated November 3, 2004, issued by GenTek Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENTEK INC.
                                                ---------------------
                                                (Registrant)


Date:  November 9, 2004                    By:  /s/ Matthew M. Walsh
                                                ------------------------------
                                                Name: Matthew M. Walsh
                                                Title: Vice President and
                                                       Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                DOCUMENT

99.1                       Press Release, dated November 3, 2004, issued by
                           GenTek Inc.